EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTIONS 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACTS OF 2002

Certification Pursuant to 18 U.S.C., Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the Amendment No. 1 to the Quarterly Report of AmeriResource Technologies, Inc. (the “Company”) on Form 10-Q/A for the quarter ended June 30, 2008 (the "Report"), as filed with the Securities and Exchange Commission, on the date hereof (the “Report), the undersigned, Delmar Janovec, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 18 U.S.C., Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 9, 2009

/s/ Delmar A. Janovec
Delmar A. Janovec
Chief Executive Officer